                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) October 16, 2000
                                                -----------------

                              CNH RECEIVABLES INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


33-84922, 3-992298, 333-52493,333-82741                 (Commission File Number)

        76-0439709                          (I.R.S. Employer Identification No.)
----------------------

  100 South Saunders Road Lake Forest, IL          60045
---------------------------------------------------------
(Address of Principal Executive Offices)    (Zip Code)


                                 (847) 735-9200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

        The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.


Exhibit
  No.   Document Description
----------------------------

20.1    Monthly Servicer Report dated October 16, 2000.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CNH RECEIVABLES INC.
                                         (Registrant)


Dated: October 23, 2000                  By:     /s/ James S. Broenen
                                            --------------------------------
                                             James S. Broenen
                                             Senior VP & CFO

                                INDEX TO EXHIBITS



Exhibit Sequential
  No.   Document Description
----------------------------

20.1    Monthly Servicer Report dated October 16, 2000.